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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 11, 2000 in the Registration Statement (Form S-1) and related Prospectus of Metawave Communications Corporation dated February 16, 2000.

                                          ERNST & YOUNG LLP

Seattle, Washington
February 16, 2000